State of California
Kevin Shelley
Secretary of State

File # 200503110236

FILED
In the office of the Secretary of State
of the State of California

JAN 27 2005

KEVIN SHELLEY, SECRETARY OF STATE

This Space For Filing Use Only

LIMITED LIABILITY COMPANY ARTICLES OF ORGANIZATION

A $70.00 filing fee must accompany this form.

IMPORTANT – Read instructions before completing this form.

ENTITY NAME (End the name with the words "Limited Liability Company," "Ltd Liability Co.," or the abbreviations "LLC" or "L.L.C.")

1. NAME OF LIMITED LIABILITY COMPANY

VoiceStep Telecom, LLC

PURPOSE (The following statement is required by statute and may not be altered.)

2 THE PURPOSE OF THE LIMITED LIABILITY COMPANY IS TO ENGAGE IN ANY LAWFUL ACT OR ACTIVITY FOR WHICH A LIMITED LIABILITY COMPANY MAY BE ORGANIZED UNDER THE BEVERLY-KILLEA LIMITED LIABILITY COMPANY ACT.

INITIAL AGENT FOR SERVICE OF PROCESS (If the agent is an individual, the agent must reside in California and both Items 3 and 4 must be completed. If the agent is a corporation, the agent must have on file with the California Secretary of State a certificate pursuant to Corporations Code section 1505 and Item 3 must be completed (leave Item 4 blank).

3. NAME OF INITIAL AGENT FOR SERVICE OF PROCESS

Tan Tran

4. IF AN INDIVIDUAL, ADDRESS OF INITIAL AGENT FOR SERVICE OF PROCESS IN CALIFORNIA	CITY	STATE	ZIP CODE
21 Arizona	Irvine	CA	92606

MANAGEMENT (Check only one)

5 THE LIMITED LIABILITY COMPANY WILL BE MANAGED BY:

- ☐ ONE MANAGER
- ☐ MORE THAN ONE MANAGER
- ☑ ALL LIMITED LIABILITY COMPANY MEMBER(S)

ADDITIONAL INFORMATION

6. ADDITIONAL INFORMATION SET FORTH ON THE ATTACHED PAGES, IF ANY, IS INCORPORATED HEREIN BY THIS REFERENCE AND MADE A PART OF THIS CERTIFICATE.

EXECUTION

7. I DECLARE I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

SIGNATURE OF ORGANIZER

01.26.05
DATE

Rendi Eichner
TYPE OR PRINT NAME OF ORGANIZER

RETURN TO (Enter the name and the address of the person or firm to whom a copy of the filed document should be returned.)

8. NAME: Rendi Eichner

FIRM: LegalZoom.com, Inc.

ADDRESS: 7083 Hollywood Blvd, suite 180

CITY/STATE/ZIP: Los Angeles, CA 90028